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                                                                     EXHIBIT 1.2

                              Vale Overseas Limited

                                 Debt Securities

                    Guaranteed by Companhia Vale do Rio Doce

                             UNDERWRITING AGREEMENT
                                BASIC PROVISIONS

                                                                          [Date]

To the Underwriters
named in the
Terms Agreement
supplemental hereto

Ladies and Gentlemen:

         Vale Overseas Limited, a Cayman Islands exempted company incorporated with limited liability (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell from time to time certain of its debt securities specified in the Terms Agreement described below. The debt securities will be irrevocably and unconditionally guaranteed (the "Guaranty") as to payment of principal, premium (if any) and interest by Companhia Vale do Rio Doce, a company organized under the laws of Brazil, as guarantor (the "Guarantor"). Unless otherwise specified in the Terms Agreement, such debt securities will be issued under an Indenture dated as of March 8, 2002, as amended or supplemented from time to time (the "Indenture"), among the Company, the Guarantor and JPMorgan Chase Bank, as trustee (the "Trustee"). Such debt securities may have varying designations, denominations, currencies, interest rates and payment dates, maturities, redemption provisions and selling prices.

         Whenever the Company and the Guarantor determine to make an offering of debt securities through one or more investment banking firms, they will enter into a terms agreement (the "Terms Agreement") with such firm or firms (such firms constituting the "Underwriters") named therein providing for the sale of the specific series of debt securities to be issued and sold by the Company pursuant thereto (the "Offered Debt Securities"), and the purchase and offering thereof by such Underwriters. The Offered Debt Securities and the Guaranty are referred to herein collectively as the "Securities." The Terms Agreement shall be substantially in the form of Exhibit A hereto and shall incorporate by reference the basic provisions set forth herein.

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         Unless the context otherwise requires, as used hereinafter, (a) the term "Agreement" shall refer to the Terms Agreement duly executed by the parties thereto applicable to a specific offering incorporating the basic provisions set forth herein; (b) the term "Underwriter" or "Underwriters" shall each refer to the one or more investment banking firms which are parties to the Agreement; (c) "you" or "your" or the "Representatives" shall refer to any manager or co-managers of an underwriting syndicate so specified in the Agreement, or, if none is or are so named, to the Underwriter or Underwriters; (d) "Registration Statement" shall mean the registration statement referred to in the first sentence of Section 1(a), including exhibits and financial statements, as amended or supplemented at the Execution Time and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be; (e) "Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time (the "Prospectus Supplement"), together with the prospectus contained in the Registration Statement at the Effective Date including, any preliminary prospectus (the "Basic Prospectus"); (f) "Execution Time" shall mean the date and time that the Agreement is executed and delivered by the parties thereto; and (g) "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed with or furnished to the Commission under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (the "Exchange Act") on or before the Effective Date of the Registration Statement or the issue date of the Prospectus; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing or furnishing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Prospectus that is incorporated therein by reference.

         SECTION 1. Representations and Warranties. Each of the Company and the Guarantor, jointly and severally, represents and warrants to each Underwriter, as of the date hereof, as follows:

                  (a) A registration statement on Form F-3 (File No. 333-_____), including a Basic Prospectus, relating to the Securities has been prepared by the Company and the Guarantor in conformity in all material respects with the requirements of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (the "Act"), the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (the "Trust Indenture Act") and has been filed with the Commission and has become effective. Such registration statement may have been amended or supplemented from time to time prior to the date of this Agreement; any such amendment to the

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                  registration statement was so prepared and filed and any such amendment has become effective. A Prospectus Supplement relating to the Securities has been so prepared and will be filed pursuant to Rule 424(b) under the Act.

                  (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Trust Indenture Act; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act; and, on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither the Company nor the Guarantor makes any representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by or on behalf of any Underwriter through you expressly for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

                  (c) The documents incorporated by reference in the Registration Statement pursuant to Item 6 of Form F-3 under the Act, at the time they were filed with the Commission, complied in all material respects with the requirements of the Exchange Act and, the Registration Statement, when it became effective, or at the time of filing of the latest Annual Report on Form 20-F, if later, complied in all material respects with the requirements of the Act and did not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and any further documents deemed to be or, in the case of a Report on Form 6-K, designated as being incorporated by reference in the Registration Statement after the date of this Agreement but prior to the termination of the offering of Securities, will, when they are filed with or furnished to the Commission, comply in all material respects with the

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                  requirements of the Act, and when read together with the other information included or incorporated in the Registration Statement, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and neither the Company nor the Guarantor have distributed any offering material in connection with the offering or sale of the Securities other than the Registration Statement, the Basic Prospectus, the Prospectus or any other materials, if any, permitted by the Act;

                  (d) Each of the Company and the Guarantor has been duly organized and is validly existing as a company in good standing under the laws of its respective jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                  (e) The Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against each of the Company and the Guarantor in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law(collectively referred to as the "Enforceability Exceptions")); and the Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, will constitute legal, valid and binding obligations of the Company and the Guarantor, as applicable, entitled to the benefits of the Indenture, subject to the Enforceability Exceptions;

                  (f) The Indenture and the Securities conform in all material respects to the descriptions thereof contained in the Prospectus;

                  (g) Neither the issue and sale of the Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with or result in a breach or violation of (i) the bylaws of the Company or the Guarantor, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or the Guarantor is a party or bound or to which its property is subject, or (iii) any existing statute, law, rule, regulation, judgment, order or decree applicable to the Company or the Guarantor of any court, regulatory body, administrative agency, governmental body, arbitrator or

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                  other authority having jurisdiction over the Company or the
                  Guarantor or any of their respective properties, except in the case of (ii) and (iii) as would not, individually or in the aggregate, have a material adverse effect on the performance of this Agreement or on the condition (financial or otherwise), prospects, earnings, business or properties of the Guarantor and its subsidiaries, taken as a whole.

                  (h) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated in the Agreement except for (i) such as have been obtained under the Act and the Trust Indenture Act, such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus and such as may be set forth in the Terms Agreement and (ii) authorization given by the Central Bank of Brazil.

                  (i) The consolidated historical financial statements and schedules of the Guarantor and its consolidated subsidiaries included in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations and cash flows of the Guarantor as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein);

                  (j) The Guarantor and each of its subsidiaries maintain a system of internal accounting sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statement in conformity with generally accepted accounting principles and to maintain asset accountability;
                  (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the exiting assets at reasonable intervals and appropriate action is taken with respect to any differences; and,

                  (k) This Agreement has been duly authorized, executed and delivered by each of the Company and the Guarantor.

         Any certificate signed by any officer of the Company or the Guarantor, as the case may be, and delivered to you or counsel for the Underwriters in connection with the offering of Securities shall be deemed a representation and warranty by the Company or Guarantor, as applicable, to each Underwriter as to the matters covered thereby on the date of such certificate.

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         SECTION 2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties set forth in the Agreement, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Terms Agreement the principal amount of the Securities set forth opposite such Underwriter's name in the Terms Agreement.

         Delivery of and payment for the Securities shall be made on the date and at the time specified in the Terms Agreement or at such time on such later date not more than three Business Days after the foregoing date as you shall designate, which date and time may be postponed by agreement among the Representatives, the Company and Guarantor or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to you for the respective accounts of the several Underwriters against payment by the several Underwriters through you of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company. Delivery of the Securities shall be made through the facilities of The Depository Trust Company unless you shall otherwise instruct.

         SECTION 3. Covenants of the Company. Each of the Company and the Guarantor covenants with each Underwriter as follows:

                  (a) Immediately following the execution of the Terms Agreement, the Company and the Guarantor will prepare a Prospectus Supplement setting forth the principal amount of Securities covered thereby and their terms not otherwise specified in the Basic Prospectus, the names of the Underwriters participating in the offering and the principal amount of Securities which each severally has agreed to purchase, the names of the Underwriters acting as co-managers in connection with the offering, if any, the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, and such other information as you, the Company and the Guarantor deem appropriate in connection with the offering of the Securities. The Company and the Guarantor will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424(b) of the Regulations and will furnish to the Underwriters as many copies of the Prospectus and such Prospectus Supplement as you shall reasonably request.

                  (b) Prior to the termination of the offering of the Securities, the Company and the Guarantor will not file any amendment of the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless you have been furnished a copy for review prior to filing and the Company and the Guarantor will not file any such proposed amendment or supplement to which you reasonably object. The Company and the Guarantor will promptly advise you (1) when the Prospectus, and

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                  any supplement thereto, shall have been filed (if required)
                  with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (2) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (5) of the receipt by the Company or the Guarantor, as the case may be, of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company and the Guarantor will use their commercially reasonable efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the Exchange Act, the Company and the Guarantor promptly will (1) notify you of such event, (2) prepare and file with the Commission an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

                  (d) As soon as practicable, the Guarantor will make generally available to its security holders and to the Representatives an earnings statement or statements of the Guarantor and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (e) The Company and the Guarantor will furnish to the Representatives and to counsel for the Underwriters, without charge, signed or conformed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request.

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                  (f) The Company and the Guarantor will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as you may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall either the Company or the Guarantor be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject either of them to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where either of them is not now so subject.

                  (g) The Company and the Guarantor will furnish, upon request of an Underwriter, for a period of two years from the date of this Agreement (unless otherwise publicly available on the Commission's EDGAR website or the Company's or the Guarantor's website) (i) copies of any reports or other communications which the Guarantor shall send to its shareholders or which the Company or the Guarantor shall from time to time publish or publicly disseminate, (ii) copies of all annual and other reports filed with the Commission on Forms 20-F and 6-K, or such other similar form as may be designated by the Commission, (iii) copies of documents or reports filed with any securities exchange on which any class of securities of the Company is listed, and (iv) such other information as the Underwriters may reasonably request regarding the Company or the Guarantor and its subsidiaries, in each case, as soon as such communications, documents or information become available.

                  (h) The Company and the Guarantor will apply the net proceeds from the sale of the Securities in the manner set forth under the caption "Use of Proceeds" in the Prospectus Supplement.

         SECTION 4. Conditions of Underwriters' Obligation. The obligations of the Underwriters to purchase Securities pursuant to the Terms Agreement are subject to the accuracy of the representations and warranties on the part of each of the Company and the Guarantor herein contained, to the accuracy of the statements of the Company's directors and the Guarantor's officers made in any certificate furnished pursuant to the provisions hereof, to the performance by each of the Company and the Guarantor of all of its respective covenants and other obligations hereunder and to the following further conditions:

                  (a) The Guarantor shall have requested and caused the General Counsel of the Guarantor to have furnished to you his opinion dated the Closing Date and addressed to the Representatives, to the effect that:

                  (i) The Guarantor (1) is a duly organized and validly existing company under the laws of Brazil, (2) has the full corporate power and authority necessary to own its property and assets and to conduct its business as now being conducted, (3) is duly qualified and authorized to do business

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                  in Brazil and (4) has all power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the performance of its obligations under the Securities or on the condition (financial or otherwise), prospects, earnings, business or properties of the Guarantor and its subsidiaries, taken as a whole.

                  (ii) The Guarantor has full right, power and authority to execute and deliver each of the Indenture, the Agreement, the Offered Debt Securities and the Guaranty and to perform its obligations thereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of the Indenture, the Agreement and the Securities and the consummation of the transactions contemplated thereby has been duly and validly taken;

                  (iii) Each of the Agreement, the Indenture and the Guaranty has been duly authorized, executed and delivered by the Guarantor;

                  (iv) The execution, delivery and performance by the Guarantor of each of the Agreement, the Indenture and the Guaranty, the issuance and sale by the Company of the Offered Debt Securities and compliance by the Guarantor and the Company, as applicable, with the terms thereof and the consummation of the transactions contemplated by each of the Agreement and the Indenture will not conflict with or result in a breach or violation of (i) the bylaws of the Guarantor, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Guarantor or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any existing statute, law, rule, regulation, judgment, order or decree applicable to the Guarantor of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority in Brazil having jurisdiction over the Guarantor or any of its properties, except in the case of (ii) and (iii) as would not, individually or in the aggregate, have a material adverse effect on the performance of the Agreement, the Indenture, the Offered Debt Securities or the Guaranty, or on the condition (financial or otherwise), prospects, earnings, business or properties of the Guarantor and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  (v) To the best of such counsel's knowledge, except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending in Brazil to which the Guarantor or any of its subsidiaries is a party which could reasonably be expected to result in a material adverse change in the financial position, stockholders' equity, results of operations, business operations or properties of the

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                  Guarantor and its subsidiaries taken as a whole or on the
                  performance by the Guarantor of its obligations under the Offered Debt Securities, the Guaranty, the Agreement and the Indenture; and to the best of his knowledge, no such investigations, actions, suits or proceedings are threatened or contemplated by any Brazilian governments or regulatory authority or threatened by others in Brazil.

                  In rendering the above opinion, such counsel shall additionally state that, based on his examination of the Registration Statement, the Prospectus and each amendment thereof or supplement thereto, although he is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus and any amendment or supplement thereto, on the basis of the foregoing, nothing has come to his attention that would lead him to believe that on the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no such statement need be made by such counsel with respect to the financial statements and other financial and statistical data or information concerning mineral reserves included in the Registration Statement, the Prospectus or in any amendment or supplement thereto).

         (b) The Company shall have requested and caused Cleary, Gottlieb, Steen & Hamilton, special United States counsel to the Company and the Guarantor, or such other firm as may be reasonably acceptable to you, to the effect that:

         (i) The Indenture has been duly executed and delivered by each of the Company and the Guarantor under the law of the State of New York and qualified under the Trust Indenture Act, and is a valid, binding and enforceable agreement of the Company and the Guarantor.

         (ii) The Offered Debt Securities have been duly executed and delivered by the Company under the law of the State of New York and are the valid, binding and enforceable obligations of the Company, entitled to the benefits of the Indenture.

         (iii) The Guaranty has been duly executed and delivered by the Guarantor under the law of the State of New York and is a valid, binding and enforceable obligation of the Guarantor.

         (iv) The statements set forth in the Prospectus under the heading "Description of Debt Securities" and the description of the Securities in the Prospectus, insofar as

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         such statements purport to summarize certain provisions of the
         Securities and the Indenture, provide a fair summary of such provisions, and the statements (if any) set forth in the Prospectus under the heading "Taxation-Certain United States Tax Considerations," insofar as such statements purport to summarize certain federal income tax laws of the United States, constitute a fair summary of the principal U.S. federal income tax consequences of an investment in the Securities.

         (v) The Agreement has been duly executed and delivered by each of the Company and the Guarantor under the law of the State of New York.

         (vi) The issuance and sale of the Offered Debt Securities to Underwriters pursuant to this Agreement, and the performance by the Company and the Guarantor of their respective obligations in the Agreement, the Indenture, the Offered Debt Securities and the Guaranty, do not require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States or the State of New York, except such as have been obtained or effected under the Act, the Exchange Act and the Trust Indenture Act (but such counsel need not express any opinion as to any consent, approval, authorization, registration or qualification that may be required under state securities or Blue Sky laws).

         (vii) Neither the Company nor the Guarantor is and, after giving effect to the offering and sale of the Offered Debt Securities and the Guaranty and the application of the proceeds thereof as described in the Prospectus neither will be an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         (viii) Under the laws of the State of New York relating to submission to jurisdiction, each of the Company and the Guarantor, pursuant to
         Section 11 of this Agreement, (i) has validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the City, County and State of New York in any action arising out of or related to the Purchase Agreement, (ii) to the fullest extent permitted by law, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and (iii) has validly appointed Rio Doce America, Inc. as its initial authorized agent for the purpose described in Section 11 of this Agreement.

Such counsel shall additionally state in such opinion or in a separate letter that, although it is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except to the extent provided in subsection (iii) of this Section (b)), (A) nothing has come to the attention of such counsel that would lead such counsel to believe that on the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact

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or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no such statement need be made by such counsel with respect to the financial statements and other financial and statistical data or information concerning mineral reserves included in the Registration Statement, the Prospectus or in any amendment or supplement thereto), (ii) no information has come to such counsel's attention that causes it to believe that the documents incorporated by reference in the Registration Statement and the Prospectus (except the financial statements and schedules and other financial and statistical data or information concerning mineral reserves included therein, as to which such counsel need express no view), as of the Execution Time, were not appropriately responsive in all material respects to the requirements of the Exchange Act, (iii) such counsel does not know of any contracts or other documents of a character required to be filed as exhibits to the Registration Statement or required to be described in the Registration Statement or the Prospectus that are not filed or described as required and (iv) such counsel confirms that (based solely upon a telephonic confirmation from a representative of the Commission) the Registration Statement is effective under the Act and, to the best of such counsel's knowledge, no stop order with respect thereto has been issued, and no proceeding for that purpose has been instituted or threatened, by the Commission.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and the Guarantor and public officials.

         (3) The opinion, dated as of the Closing Date of Hunter & Hunter, special Cayman Islands counsel to the Company, or such other firm or attorney as may be reasonably acceptable to you, in form and substance satisfactory to you, to the effect that:

         (i) The Company is duly incorporated and validly existing in good standing as an exempted company under the laws of the Cayman Islands and has full power to enter into and perform its obligations under the Agreement, the Indenture and the Offered Debt Securities and to carry on its business as contemplated in this Agreement, the Indenture and the Offered Debt Securities and the Prospectus.

         (ii) The Company has taken all necessary corporate action to authorize the execution and delivery of the Agreement, the Indenture and the Offered Debt Securities and the transactions contemplated thereby.

         (iii) Neither the execution nor delivery of the Agreement, the Indenture and the Offered Debt Securities nor the transactions contemplated therein nor compliance with the terms and provisions thereof nor the issue of the Prospectus will (a) contravene any provision of any existing law, statute, decree, rule or regulation of the Cayman Islands or any Cayman Islands published judgment, decree or permit to which the Company is subject or (b) violate any provisions of the Memorandum and Articles of Association of the Company.

         (iv) The Agreement and the Indenture have been duly executed by or on behalf of the Company.

         (v) The Offered Debt Securities, when executed (by any two directors of the Company, any two attorneys-in-fact appointed under the a power of attorney (each an "Attorney") or any director of the Company and any Attorney, acting jointly), completed and authenticated and delivered by or on behalf of the Company, will constitute legal, valid and binding obligations of the Company and will rank pari passu without any preference among themselves and at least equally with all other present and future unsecured and unsubordinated obligations of the Company (other than obligations preferred by law).

         (vi) No consents or approvals of or exemptions by any governmental or public bodies and/or authorities in the Cayman Islands are required in connection with the issue of the Prospectus and the entry into, execution, delivery and performance by the Company of the Agreement, the Indenture, the Offered Debt Securities or any of them and the transactions contemplated therein including, without limitation, any listing of the Offered Debt Securities outside of the Cayman Islands.

         (vii) It is not necessary or advisable to file the Prospectus or the Agreement, the Indenture, the Offered Debt Securities or any other instrument relating thereto in any court, public office, register or elsewhere in the Cayman Islands.

         (viii) There are currently no taxes or other governmental charge payable under the laws of the Cayman Islands or to any governmental authority of or in the Cayman Islands in respect of any amount payable by way of the principal or interest on the Offered Debt Securities, or in respect of any amount payable under the Agreement, the Indenture or the Offered Debt Securities and there are currently no taxes or capital gains taxes and no estate duty, inheritance of gift tax imposed by the Cayman Islands or any authority thereof or therein respect of the Offered Debt Securities.

         (ix) Under Cayman Islands law there is no requirement for any of the parties to the Agreement, the Indenture or the Offered Debt Securities to make any deduction from or any withholding of any part of any payment under any of the Agreement, the Indenture or the Offered Debt Securities. Subject to any qualifications specified by such counsel concerning stamp duty, there are no stamp or registration or similar taxes or charges payable in the Cayman Islands in respect of the Agreement, the Indenture or the Offered Debt Securities or the enforcement thereof in the Courts of the Cayman Islands.

         (x) The Courts of the Cayman Islands will observe and give effect, upon proof of the relevant provisions of the laws of the State of New York to the choice of the laws of the State of New York as the governing law of the Agreement, the Indenture and the Offered Debt Securities. The submission by the Company to the jurisdiction of the courts of the State of New York with respect to the Agreement, the Indenture and the Offered Debt Securities is valid and binding upon it.

         (xi) A final and conclusive judgment in personam of the courts of the State of New York having competent jurisdiction for a debt or definite sum of money (not being a sum payable in respect of taxes or other charges of a like nature or in respect of a fine or other similar penalty) and obtained without fraud or without breaching the principles of natural justice in the Cayman Islands or in contravention of Cayman Islands public policy in respect of the Agreement, the Indenture or the Offered Debt Securities would be recognized and enforced by the Courts of the Cayman Islands by originating action on such judgment.

         (xii) Under Cayman Islands law, neither the Company nor any of its properties or assets are immune from institution of legal proceedings or the obtaining or execution of a judgment in the Cayman Islands.

         (xiii) To the best of such counsel's knowledge based upon a certificate signed by two directors of the Company and the examination of the Cause Book and Register of Writs and other Originating Process
         of the Cayman Islands Grand Court conducted on                  in
         respect of proceedings filed with the Court during the last twelve months (and assuming that such Cause Books are a complete record of proceedings filed with the Grand Court for that period), there is no litigation pending to which the Company is a party which would jeopardize the Company's ability to discharge its obligations resulting from the Agreement, the Indenture and the Offered Debt Securities.

         (xiv) The statements contained in the Prospectus with regard to Cayman Islands law and taxation are true and accurate.

         (xv) It is not necessary under the laws of the Cayman Islands that any of the Underwriters or the holders of the Securities be authorized, licensed or qualified to carry on business in the Cayman Islands for their entry into, execution, delivery, performance or enforcement of the Agreement, the Indenture or the Offered Debt Securities, as applicable, to which they are parties.

         (xvi) None of the Underwriters or the holders of the Securities will be deemed to be resident, domiciled, carrying on business or subject to taxation in the Cayman Islands by reason only of their entry into, execution, delivery, performance or enforcement of, or receipt of any payment under, the Agreement, the Indenture or the Offered Debt Securities, as applicable, to which they are parties.

         (xvii) The Company has an authorized share capital of US$1,000 and has an outstanding and issued share capital of 1,000 ordinary shares of US$1.00 each which, based only upon a certificate signed by two directors of the Company and the copy of the Register of Members of the Company provided to us, are held by Companhia Vale do Rio Doce, are fully paid and non-assessable, and are free and clear of all liens, encumbrances, equities or claims.


         (4) The opinion, dated as of the Closing Date of Pinheiro Neto Advogados, special Brazilian counsel to the Company and the Guarantor, or such other firm or attorney as may be reasonably acceptable to you, in form and substance satisfactory to you, to the effect that:

         (i) No consent, approval, authorization, notice, filing or registration with any court or governmental agency or commission or public body or authority in Brazil is required for (i) the execution, delivery and performance by the Guarantor of the Indenture, the Agreement, the Guaranty and the Offered Debt Securities, or (ii) the validity and enforceability of any of the Indenture, the Agreement, Guaranty and the Offered Debt Securities, except as have been obtained and are in full force and effect; provided, however, that the remittance abroad by the Guarantor of any payments in foreign currency under the Indenture, the Agreement, the Guaranty and the Offered Debt Securities, which are not contemplated in a specific authorization issued by the Central Bank of Brazil shall require a prior approval from the Central Bank of Brazil.

         (ii) Subject to the translation of each of the Indenture, the Guaranty, the Agreement and the Offered Debt Securities into Portuguese, each of the Indenture, the Agreement, the Guaranty, and the Offered Debt Securities is in proper legal form under the laws of Brazil for the enforcement thereof in such jurisdiction.

         (iii) The choice of New York law as the law in accordance with which the Indenture, the Agreement, the Guaranty and the Offered Debt Securities shall be governed is a valid choice of law under the laws of Brazil and shall be recognized and applied by the courts of Brazil, to the extent that such law does not offend Brazilian national sovereignty, public order or good morals.

         (iv) The submission of the Guarantor to the non-exclusive jurisdiction of any Federal or State Court in the City, County and State of New York is a legal, valid and binding submission. Any judgment against the Guarantor issued by a court of the State of New York or a federal court sitting in New York City of any sum payable by it under the Indenture, the Agreement, the Guaranty or the Offered Debt Securities would be recognized and enforced in the courts of Brazil without a substantive reexamination of the merits.

         (v) Except as otherwise specified by such counsel in such opinion, no stamp, registration, documentary transfer or similar taxes are payable under the laws of

     Brazil by reason of any of the transactions contemplated by the Indenture or the Agreement or in relation to the execution, delivery or performance of, or any enforcement proceedings in respect of the Indenture, the Agreement, the Guaranty or the Offered Debt Securities brought in the courts of Brazil.

     (vi) The statements contained under the headings "Taxation -- Brazilian Tax Considerations" in the Prospectus, which provide a summary of the Brazilian tax considerations relating to an investment in the Securities by a nonresident in Brazil and (ii) "Enforcement of Civil Liabilities Against Non-U.S. Persons -- Brazil" in the Prospectus, to the extent that they constitute summaries of existing Brazilian statutes, rules, regulations, legal, governmental and regulatory proceedings and other matters of law fairly summarize the matters described therein in all material respects.

     (d) You shall have received from Clifford Chance, counsel for the Underwriters,such opinion or opinions, dated the Closing Date and addressed to you, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Prospectus and other related matters as you may reasonably require, and the Company and the Guarantor shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (e) The Guarantor shall have requested and caused PricewaterhouseCoopers, independent auditors for the Guarantor, and such other independent auditors as may be specified in the Terms Agreement, to have furnished to you, at the Execution Time and at the Closing Date, letters, (which may refer to letters previously delivered to one or more of you), dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to you, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and covering the matters that are ordinarily covered by "comfort letters" drafted in accordance with Statement of Accounting Standards No. 72.

     (f) The Company shall have furnished to you a certificate, signed by two directors of the Company with specific knowledge of the financial matters of the Company, reasonably satisfactory to you, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, and the Agreement and that:

     (i) the representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

     (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

     (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto)

     (g) The Guarantor shall have furnished to you a certificate, signed by two executive officers of the Guarantor with specific knowledge of the financial matters of the Guarantor, reasonably satisfactory to you, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, and the Agreement and that:

     (i) the representations and warranties of the Guarantor in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Guarantor has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

     (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Guarantor's knowledge, threatened; and

     (iii) since the date of the most recent financial statements included or incorporated by reference in the Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Guarantor and its subsidiaries, taken as a whole, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto)


     (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of the Guarantor and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) the effect of which is, in your sole judgment, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

     (i) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the debt securities issued by or guaranteed by either the Company or the Guarantor by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

     (j) Prior to the Closing Date, the Company and the Guarantor shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

     SECTION 5. Payment of Expenses. All expenses incident to the performance of each party's obligations under this Agreement shall be paid in the manner specified in the Terms Agreement.

     SECTION 6. Indemnification and Contribution. (a) The Company and the Guarantor, jointly and severally, agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other existing Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Securities as originally filed or in any amendment thereof, or in any preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other documented expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and the Guarantor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company or the Guarantor by or on behalf of any Underwriter through the Representatives expressly for inclusion therein; provided further, that with respect to any untrue statement or omission of material fact made in any preliminary prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstance where it shall have been determined by a court of competent jurisdiction by final and nonappealable judgment that (w) the Company or the Guarantor had previously furnished copies of the Prospectus to the Representatives, (x) delivery of the Prospectus was required by the Act to be made to such person, (y) the untrue statement or omission of a material fact contained in the preliminary prospectus was corrected in the Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Prospectus. This indemnity agreement will be in addition to any liability which the Company and the Guarantor may otherwise have.

     (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company and the Guarantor, each of their respective directors, each of their respective officers who signs the Registration Statement, and each person who controls the Company or the Guarantor within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and the Guarantor to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company or the Guarantor by or on behalf of such Underwriter through the Representatives expressly for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Guarantor acknowledge that the statements identified in the Terms Agreement as "Information Furnished by the Underwriters" constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any preliminary prospectus or the Prospectus.

     (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 6, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such indemnified parties. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company, the Guarantor and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other documented expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and the Guarantor and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Guarantor and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Guarantor shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company or the Guarantor on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or the Guarantor within the meaning of either the Act or the Exchange Act, each officer of the Company or the Guarantor who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company and the Guarantor, subject in each case to the applicable terms and conditions of this paragraph (d).

     SECTION 7. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements, including the agreement of the Company and the Guarantor in Section 6 hereof with respect to indemnity and contribution, contained in this Agreement or contained in certificates issued by the Company and the Guarantor, as the case may be, submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Guarantor, and shall survive delivery of any Securities to the Underwriters, provided, however, that no such representations and warranties or agreements shall be deemed to have been given as to any point in time other than the date hereof or as otherwise expressly provided herein. The provisions in Sections 5 and 6 shall survive the termination or cancellation of this Agreement.

     SECTION 8. Termination. This Agreement shall be subject to termination in your absolute discretion, by notice given to the Company and the Guarantor prior to delivery of and payment for the Securities, if at any time prior to such time
(i) trading in the Guarantor's American Depositary Receipts shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) there shall have occurred a material disruption in securities settlement, payment or clearance services in the United States, (iii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

     SECTION 9. Default by an Underwriter. If one or more of the Underwriters shall fail at the Closing Date to purchase the Securities which it or they are obligated to purchase under the Agreement (the "Defaulted Securities"), then you shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting

Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, by the end of such 36 hours you shall not have completed such arrangements for the purchase of all the Defaulted Securities then:

     (a) if the aggregate amount of Defaulted Securities does not exceed 10% of the aggregate amount of the Securities to be purchased pursuant to the Terms Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all such non-defaulting Underwriters, or

     (b) if the aggregate amount of Defaulted Securities exceeds 10% of the aggregate amount of the Securities to be purchased pursuant to the Terms Agreement, this Agreement shall terminate, without any liability on the part of any non-defaulting Underwriter or the Company and the Guarantor.

In the event of a default by any Underwriter or Underwriters as set forth in this Section, either you or the Company or the Guarantor shall have the right to postpone the Closing Date for a period not exceeding seven days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected. Any action taken under this Section shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     SECTION 10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to you at the address indicated in the Terms Agreement; notices to the Company or the Guarantor shall be directed to each of them at Diretoria Financeira, Avenida Graca Aranha, No. 26, 20030-900 Rio de Janeiro, RJ, Brazil (telefax: 5521-3814-4679), Attention: Finance Department.

     SECTION 11. Governing Law; Submission to Jurisdiction. This Agreement and each Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State. Each of the Company and the Guarantor submits to the non-exclusive jurisdiction of any Federal or State court in the City, County and State of New York, United States of America, in any legal suit, action or proceeding based on or arising under this Agreement and agrees that all claims in respect of such suit or proceeding may be determined in any such court. Each of the Company and the Guarantor waives, to the extent permitted by law, the defense of an inconvenient forum or objections to personal jurisdiction with respect to the maintenance of such legal suit, action or proceeding. Each of the Company and the Guarantor hereby designates and appoints Rio Doce America, Inc.(the "Process Agent"), as its authorized agent, upon whom process may be served in any such legal suit, action or proceeding, it being understood that the designation and appointment of the

Process Agent as such authorized agent shall become effective immediately without any further action on the part of either the Company or the Guarantor. Such appointment shall be irrevocable to the extent permitted by applicable law and subject to the appointment of a successor agent in the United States on terms substantially similar to those contained in this Section 11 and reasonably satisfactory to you. If the Process Agent shall cease to act as agent for services of process for either the Company or the Guarantor, the Company or the Guarantor, as the case may be, shall appoint, without unreasonable delay, another such agent, and notify you of such appointment. Each of the Company and the Guarantor represents to the Underwriters that it has notified the Process Agent of such designation and appointment and that the Process Agent has accepted the same in writing. Each of the Company and the Guarantor hereby authorizes and directs the Process Agent to accept such service. Each of the Company and the Guarantor further agrees that service of process upon the Process Agent and written notice of said service to such party shall be deemed in every respect effective service of process upon the Company or the Guarantor, as the case may be, in any such legal suit, action or proceeding. Nothing herein shall affect the right of any Underwriter or any person controlling any Underwriter to serve process in any other manner permitted by law.

     SECTION 12. Parties. This Agreement shall inure to the benefit of and be binding upon you, the Company and the Guarantor, and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed as given to any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Section 6 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                                                                       Exhibit A

                              VALE OVERSEAS LIMITED

                                 TERMS AGREEMENT

                                 Debt Securities

                    Guaranteed by Companhia Vale do Rio Doce

                                                                          [Date]

To:  The Underwriters identified herein

Ladies and Gentlemen:

          Vale Overseas Limited (the "Company") agrees to sell to the several Underwriters named in Schedule I hereto for their respective accounts, on and subject to the terms and conditions of the Underwriting Agreement Basic Provisions attached hereto as Exhibit I (the "Agreement"), the following securities (the "Securities") on the following terms:

     Title:

     Principal Amount:

     Interest:

     Maturity:

     Optional Redemption:

     Listing:

     Purchase Price: ____% of the principal amount, plus accrued interest, if any, from ____________.

     Closing: 9:30 a.m. on ____________, at the offices of Cleary, Gottlieb, Steen & Hamilton, One Liberty Plaza, New York, New York, in Federal (same day) funds.

     Lead Underwriter:

     Payment of Expenses:

     Qualifications to Any Covenants or Representations Made by the Company or the Guarantor:

     Information Furnished by the Underwriters (for purposes of Section 6(b) of the Underwriting Agreement Basic Provisions):

     The respective principal amounts of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

     The provisions of the Underwriting Agreement Basic Provisions are incorporated herein by reference. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Underwriting Agreement Basic Provisions.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company and the Guarantor one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Guarantor and the several Underwriters in accordance with its terms.

                              Very truly yours,

                              VALE OVERSEAS LIMITED


                              By________________________________________________
                                Name:
                                Title:

                              By________________________________________________
                                Name:
                                Title:

                              COMPANHIA VALE DO RIO DOCE


                              By________________________________________________
                                Name:
                                Title:


                              By________________________________________________
                                Name:
                                Title:

The foregoing Terms Agreement is hereby
   confirmed and accepted as of the date first above written.

[                                  ]
acting on behalf of itself and as
   representative of the
   several Underwriters

By_______________________________________
  Name:
  Title:

                                   SCHEDULE I

                                                             Principal Amount of
Underwriter                                                       Securities

                                       27